Sep-2002	1995-C	Page 1

Exhibit 99.3

MONTHLY STATEMENT TO CERTIFICATEHOLDERS

SERIES 1995-C

CC MASTER CREDIT CARD TRUST II
(Formerly Chevy Chase Master Credit Card Trust II)

RECEIVABLES

Beginning of the Month Principal Receivables:	$2,600,198,200.61
Beginning of the Month Finance Charge Receivables:	$133,319,799.76
Beginning of the Month Discounted Receivables:	$0.00
Beginning of the Month Total Receivables:	$2,733,518,000.37

Removed Principal Receivables:	$0.00
Removed Finance Charge Receivables:	$0.00
Removed Total Receivables:	$0.00

Additional Principal Receivables:	$0.00
Additional Finance Charge Receivables:	$0.00
Additional Total Receivables:	$0.00

Discounted Receivables Generated this Period:	$0.00

End of the Month Principal Receivables:	$2,572,789,040.65
End of the Month Finance Charge Receivables:	$132,222,969.32
End of the Month Discounted Receivables:	$0.00
End of the Month Total Receivables:	$2,705,012,009.97

Special Funding Account Balance	$0.00
Aggregate Adjusted Invested Amount (all Master Trust II Series)	$1,164,800,000.00
End of the Month Transferor Amount	$1,407,989,040.65
End of the Month Transferor Percentage	54.73%

DELINQUENCIES AND LOSSES

End of the Month Delinquencies:

30-59 Days Delinquent	$65,580,772.13
60-89 Days Delinquent	$42,687,634.28
90+ Days Delinquent	$78,935,218.87

Total 30+ Days Delinquent	$187,203,625.28
Delinquent Percentage	6.92%

Defaulted Accounts During the Month	$16,097,615.15
Annualized Default Percentage	7.43%

Sep-2002	1995-C	Page 2

Principal Collections	$287,661,712.72
Principal Payment Rate	11.06%

Total Payment Rate	11.91%

INITIAL INVESTED AMOUNTS
Class A Initial Invested Amount	$322,000,000.00
Class B Initial Invested Amount	$28,000,000.00

TOTAL INITIAL INVESTED AMOUNT	$350,000,000.00

INVESTED AMOUNTS, as of October 15, 2002
Class A Invested Amount	$368,000,000.00
Class B Invested Amount	$32,000,000.00

TOTAL INVESTED AMOUNT	$400,000,000.00

ADJUSTED INVESTED AMOUNTS, as of October 15, 2002
Class A Adjusted Invested Amount	$147,200,000.00
Class B Adjusted Invested Amount	$32,000,000.00

TOTAL ADJUSTED INVESTED AMOUNT	$179,200,000.00

FLOATING ALLOCATION PERCENTAGE	12.55%

PRINCIPAL ALLOCATION PERCENTAGE	15.38%

MONTHLY SERVICING FEE	$316,000.00

INVESTOR DEFAULT AMOUNT	$2,020,715.81

CLASS A AVAILABLE FUNDS

CLASS A FLOATING ALLOCATION PERCENTAGE	92.00%

Class A Finance Charge Collections	$4,987,050.58
Other Amounts	$0.00

TOTAL CLASS A AVAILABLE FUNDS	$4,987,050.58

Class A Monthly Interest	$617,532.32
Class A Servicing Fee	$276,000.00
Class A Investor Default Amount	$1,822,606.41

TOTAL CLASS A EXCESS SPREAD	$2,270,911.85

REQUIRED AMOUNT	$0.00

Sep-2002	1995-C	Page 3

CLASS B AVAILABLE FUNDS

CLASS B FLOATING ALLOCATION PERCENTAGE	8.00%
Class B Finance Charge Collections	$505,221.49
Other Amounts	$0.00

TOTAL CLASS B AVAILABLE FUNDS	$505,221.49
Class B Monthly Interest	$56,920.68
Class B Servicing Fee	$40,000.00

TOTAL CLASS B EXCESS SPREAD	$408,300.81

EXCESS SPREAD

TOTAL EXCESS SPREAD	$2,679,212.66

Excess Spread Applied to Required Amount	$0.00

Excess Spread Applied to Class A Investor Charge Offs	$0.00

Excess Spread Applied to Class B Interest, Servicing Fee, and Default Amount	$198,109.40

Excess Spread Applied to Class B Reductions of Class B Investe	$0.00

Excess Spread Applied to Monthly Cash Collateral Fee	$14,734.58

Excess Spread Applied to Cash Collateral Account	$0.00

Excess Spread Applied to Reserve Account	$116,796.72

Excess Spread Applied to other amounts owed to Cash Collateral Depositor	$82.46

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR GROUP I	$2,349,489.50

Sep-2002	1995-C	Page 4

EXCESS FINANCE CHARGE COLLECTIONS—GROUP I

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL SERIES IN GROUP I	$8,908,584.89

SERIES 1995-C EXCESS FINANCE CHARGE COLLECTIONS

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO SERIES 1995-C	$0.00

Excess Finance Charge Collections applied to Required Amount	$0.00

Excess Finance Charge Collections applied to Class A Investor Charge Offs	$0.00

Excess Finance Charge Collections applied to Class B Interest, Servicing Fee, and Default Items	$0.00

Excess Finance Charge Collections applied to Reductions of Class B Invested Amount	$0.00

Excess Finance Charge Collections applied to Monthly Cash Collateral Fee	$0.00

Excess Finance Charge Collections applied to Cash Collateral Account	$0.00

Excess Finance Charge Collections applied to Reserve Account	$0.00

Excess Finance Charge Collections applied to other amounts owed Cash Collateral Depositor	$0.00

YIELD AND BASE RATE

Base Rate (Current Month)	4.09%
Base Rate (Prior Month)	4.05%
Base Rate (Two Months Ago)	4.11%

THREE MONTH AVERAGE BASE RATE	4.08%

Portfolio Yield (Current Month)	10.41%
Portfolio Yield (Prior Month)	11.93%
Portfolio Yield (Two Months Ago)	11.76%

THREE MONTH AVERAGE PORTFOLIO YIELD	11.37%

Sep-2002	1995-C	Page 5

PRINCIPAL COLLECTIONS

CLASS A PRINCIPAL PERCENTAGE	92.00%

Class A Principal Collections	$40,712,092.74

CLASS B PRINCIPAL PERCENTAGE	8.00%

Class B Principal Collections	$3,540,181.95

TOTAL PRINCIPAL COLLECTIONS	$44,252,274.69

INVESTOR DEFAULT AMOUNT	$2,020,715.81

REALLOCATED PRINCIPAL COLLECTIONS	$0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER SERIES	$27,327,009.50

CLASS A ACCUMULATION
Controlled Accumulation Amount	$73,600,000.00
Deficit Controlled Accumulation Amount	$0.00
CONTROLLED DISTRIBUTION AMOUNT	$73,600,000.00

CLASS B ACCUMULATION
Controlled Accumulation Amount	$0.00
Deficit Controlled Accumulation Amount	$0.00
CONTROLLED DISTRIBUTION AMOUNT	$0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL SHARING	$0.00

INVESTOR CHARGE OFFS

CLASS A INVESTOR CHARGE OFFS	$0.00
CLASS B INVESTOR CHARGE OFFS	$0.00

PREVIOUS CLASS A CHARGE OFFS REIMBURSED	$0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED	$0.00

CASH COLLATERAL ACCOUNT

Required Cash Collateral Amount	$23,296,000.00
Available Cash Collateral Amount	$32,864,000.00

Sep-2002	1995-C	Page 6

INTEREST RATE CAP PAYMENTS

Class A Interest Rate Cap Payments	$0.00
Class B Interest Rate Cap Payments	$0.00

TOTAL DRAW AMOUNT	$0.00
CASH COLLATERAL ACCOUNT SURPLUS	$9,568,000.00

FIRST USA BANK, NATIONAL ASSOCIATION as Servicer
/s/ MICHAEL J. GRUBB
By:
Michael J. Grubb
First Vice President